UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2007
     Merrill Lynch & Co., Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-7182	13-2740599

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)
4 World Financial Center, New York, New York      10080
(Address of principal executive offices)          (Zip Code)
Registrant’s telephone number, including area code: (212) 449-1000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EX-15.1: LETTER OF AWARENESS OF DELOITTE & TOUCHE LLP (1ST QUARTER 2007)
EX-15.2: LETTER OF AWARENESS OF DELOITTE & TOUCHE LLP (2ND QUARTER 2007)
EX-23.1: CONSENT OF DELOITTE & TOUCHE LLP
EX-99.1: SELECTED FINANCIAL DATA, MANAGEMENT DISCUSSION AND ANALYSIS AND CONSOLIDATED FINANCIAL STATEMENTS
EX-99.2: CONDENSED CONSOLIDATED FINANCIAL STATEMENTS, MANAGEMENT DISCUSSION AND ANALYSIS
EX-99.3: CONDENSED CONSOLIDATED FINANCIAL STATEMENTS, MANAGEMENT DISCUSSION AND ANALYSIS
EX-99.4: RECONCILIATION OF NON-GAAP MEASURES
EX-99.5: RECONCILIATION OF NON-GAAP MEASURES: SEGMENT DATA
EX-99.6: REPORT OF DELOITTE & TOUCHE LLP

Item 8.01. Other Events
On August 13, 2007, Merrill Lynch & Co., Inc. and subsidiaries (the “Company”) announced that an agreement had been signed by AEGON, N.V. (“AEGON”) to acquire Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York. This transaction is expected to close by the end of the fourth quarter of 2007. The results of Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York were formerly included within Global Wealth Management (“GWM”). The Company is filing this Current Report on Form 8-K (the “Form 8-K”) to update the historical consolidated financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2006 (the “2006 Form 10-K”) and Quarterly Reports on Form 10-Q for the periods ended June 29, 2007 and March 30, 2007 for discontinued operations that have resulted from the classification of Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York as “held for sale” in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”). In accordance with SFAS No. 144, revenues and expenses associated with Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York have been classified as discontinued operations in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 28, 2007 that was filed with the Securities and Exchange Commission (the “SEC”) on November 7, 2007.
Under requirements of the SEC, the same classification as discontinued operations required by SFAS No. 144 is also required for previously issued financial statements for each of the three years presented in the Company’s 2006 Form 10-K and the Quarterly Reports on Form 10-Q for the periods ended March 30, 2007 and June 29, 2007, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the classification of Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York as “held for sale.” This reclassification has no effect on the Company’s reported net income for any reporting period and the assets and liabilities were not considered material for separate presentation.
The net earnings from discontinued operations that has been reclassified from continuing operations was as follows (dollars in millions):

Fiscal 2002	Fiscal 2003	Fiscal 2004	Fiscal 2005	Fiscal 2006

$64	$56	$67	$103	$106
The historical financial information in Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 has been revised and updated from its previous presentation solely to reflect the reclassifications for discontinued operations described above for the following periods:
•	Fiscal years ended the last Friday in December 2006, 2005, 2004, 2003, 2002

•	Three months ended March 30, 2007, March 31, 2006, June 29, 2007 and June 30, 2006

•	Six months ended June 29, 2007 and June 30, 2006
There is no requirement to update or modify any other disclosures included in the 2006 Form 10-K and Quarterly Reports on Form 10-Q for the periods ended March 30, 2007 and June 29, 2007, and no other updates or modifications have been made.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

15.1	Letter of Awareness of Deloitte & Touche LLP (1st Quarter 2007)

15.2	Letter of Awareness of Deloitte & Touche LLP (2nd Quarter 2007)

23.1	Consent of Deloitte & Touche LLP

99.1	Selected financial data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and the Consolidated Financial Statements and notes thereto restated to reflect discontinued operations for fiscal years ended December 29, 2006, December 30, 2005 and December 31, 2004 (which replaces and supersedes Part II, Item 6, Item 7, Item 8 and Item 9A, respectively, of the 2006 Form 10-K filed with the SEC on February 26, 2007).

99.2	Condensed Consolidated Financial Statements and notes thereto and Management’s Discussion and Analysis of Financial Condition and Results of Operations restated to reflect discontinued operations for the three and six months ended June 29, 2007 and June 30, 2006 (which replaces and supersedes Part I, Item 1 and Item 2 of the quarterly Report on Form 10-Q for the quarter ended June 29, 2007 filed with the SEC on August 3, 2007).

99.3	Condensed Consolidated Financial Statements and notes thereto and Management’s Discussion and Analysis of Financial Condition and Results of Operations restated to reflect discontinued operations for the three months ended March 30, 2007 and March 31, 2006 (which replaces and supersedes Part I, Item 1 and Item 2 of the quarterly Report on Form 10-Q for the quarter ended March 30, 2007 filed with the SEC on May 7, 2007).

99.4	Reconciliation of Non-GAAP measures

99.5	Reconciliation of Non-GAAP measures: Segment Data

99.6	Report of Deloitte & Touche LLP

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

MERRILL LYNCH & CO., INC. (Registrant)

By:	/s/ Christopher Hayward

Christopher Hayward Vice President and Finance Director Principal Accounting Officer
Date: November 13, 2007